SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2001


                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                       0-26483                94-3236309
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)


        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On November 14, 2001, VaxGen, Inc. (the "Company") issued a press release announcing that David W. Beier has joined the Company's Board of Directors.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


     EXHIBIT        DESCRIPTION

     99.1           Press Release of VaxGen, Inc. issued November 14, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VaxGen, Inc.
                                        (Registrant)

Dated: November 16, 2001                By:  /s/ Carter A. Lee
                                        ---------------------------------
                                        Carter A. Lee
                                        Senior Vice President
                                        Finance & Administration

                                  EXHIBIT INDEX


EXHIBIT No.    DESCRIPTION

   99.1        Press Release of VaxGen, Inc. issued November 14, 2001.